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                         FAMOUS DAVE'S OF AMERICA, INC.
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                         FAMOUS DAVE'S OF AMERICA, INC.
                               7657 Anagram Drive
                         Eden Prairie, Minnesota 55344

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 15, 2000

TO THE SHAREHOLDERS OF FAMOUS DAVE'S OF AMERICA, INC.:

     Please take notice that the Annual Meeting of Shareholders of Famous Dave's of America, Inc. will be held, pursuant to due call by the Board of Directors of the Company, at the Calhoun Blues Club, 3001 Hennepin Avenue, Calhoun Square, Minneapolis, Minnesota, on June 15, 2000, at 10:00 a.m., or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

     1. To elect four directors.

     2. To approve an amendment to the Company's 1995 Stock Option and Compensation Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,250,000 shares to 1,950,000 shares.

     3. To transact any other business as may properly come before the meeting or any adjournments thereof.

     Pursuant to due action of the Board of Directors, shareholders of record on April 28, 2000 (the "Record Date") will be entitled to vote at the meeting or any adjournments thereof. Adoption of each proposal requires the affirmative vote of the holders of a majority of the shares of the Company's common stock present in person or represented by proxy at the Annual Meeting.

     A PROXY FOR THE MEETING IS ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors

                                          /s/ Martin J. O'Dowd
                                          Martin J. O'Dowd
                                          Secretary

May 1, 2000

                         FAMOUS DAVE'S OF AMERICA, INC.
                               7657 ANAGRAM DRIVE
                         EDEN PRAIRIE, MINNESOTA 55344

                           -------------------------

                                PROXY STATEMENT
                           -------------------------

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                 JUNE 15, 2000

                         VOTING AND REVOCATION OF PROXY

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Famous Dave's of America, Inc. (as periodically referred to herein as "Famous Dave's" and the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on June 15, 2000, at 10:00 a.m. at the Calhoun Blues Club, 3001 Hennepin Avenue, Calhoun Square, Minneapolis, Minnesota, for the purposes set forth in the accompanying notice of annual meeting.

     The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders was May 8, 2000. Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing, in open meeting or by executing and delivering a new proxy to the Secretary of the Company. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournments thereof. Presence at the meeting of a shareholder who has signed a proxy does not alone revoke that proxy. Only shareholders of record at the close of business on April 28, 2000 (the "Record Date") will be entitled to vote at the meeting or any adjournments thereof.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

     The Company has outstanding one class of voting securities, Common Stock, $0.01 par value, of which 9,070,360 shares were outstanding as of the close of business on the Record Date. Each share of Common Stock is entitled to one vote on all matters put to a vote of shareholders.

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the address of each of the following persons is 7657 Anagram Drive, Eden Prairie, Minnesota

55344, and each such person has sole voting and investment power with respect to the shares of Common Stock set forth opposite each of their respective names.

                                                                 SHARES
                                                              BENEFICIALLY           PERCENTAGE
            NAME AND ADDRESS OF BENEFICIAL OWNER                 OWNED                OF TOTAL
            ------------------------------------              ------------           ----------
David W. Anderson...........................................   1,781,000(1)(2)         19.64%
Martin J. O'Dowd............................................     238,833(3)             2.57%
Kenneth Stanecki............................................      25,000(4)                 *
Thomas J. Brosig............................................      83,333(5)(6)              *
Richard L. Monfort..........................................      48,334(7)                 *
Jundt Associates, Inc.(8)...................................   1,007,000               11.10%
  1550 Utica Avenue South, Suite 950
  Minneapolis, MN 55416
Special Situations Fund III, L.P.(9)........................     746,100                8.23%
  153 East 53rd Street
  New York, NY 10022
Special Situations Cayman Fund, L.P.(9).....................     248,600                2.74%
  c/o CIBC Bank and Trust Company (Cayman) Limited
  CIBC Bank Building, P.O. Box 694
  Grand Cayman, Cayman Islands, British West Indies
All Directors and Officers as a group (5 people)............   2,176,500(10)           23.12%

-------------------------
  *  less than 1%

 (1) Includes 1,681,000 that such person holds jointly with his spouse.

 (2) Includes 100,000 shares owned by Grand Pines Resorts, Inc., a corporation wholly-owned by Mr. Anderson. Mr. Anderson disclaims beneficial ownership of such shares.

 (3) Includes 223,333 shares that such person has the right to acquire within 60 days.

 (4) Includes 25,000 that such person has the right to acquire within 60 days pursuant to options issued May 1, 2000 under an employment letter dated as of April 4, 2000.

 (5) Includes 48,333 shares that such person has the right to acquire within 60 days.

 (6) Includes 10,000 shares that such person owns indirectly through an irrevocable charitable remainder trust.

 (7) Includes 48,334 shares that such person has the right to acquire within 60 days.

 (8) Based on the most recent Schedule 13G filed on February 14, 2000 with the Securities and Exchange Commission.

 (9) Based on the most recent Schedule 13G filed on February 14, 2000 with the Securities and Exchange Commission. Such Schedule 13G was filed on behalf of the following group members: (i) Special Situations Fund III, L.P., (ii) Special Situations Cayman Fund, L.P., (iii) MGP Advisors Limited Partnership, (iv) AWM Investment Company, Inc. (v) Austin W. Marxe and (vi) David Greenhouse.

(10) Includes 345,000 shares that such persons have the right to acquire with in days.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     Four directors are to be elected at the meeting, each director to hold office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. All of the persons listed below are now serving as directors of the Company.

     The names and ages of the nominees, and their principal occupations and tenure as directors, are set forth below based upon information furnished to the Company by such nominees. All of the persons listed below have consented to serve as a director, if elected.

                   NAME                             POSITIONS WITH THE COMPANY          AGE    DIRECTOR SINCE
                   ----                             --------------------------          ---    --------------
David W. Anderson..........................    Chairman of the Board                    46          1994
Martin J. O'Dowd...........................    Director, President, Chief Executive     52          1996
                                               Officer and Secretary
Thomas J. Brosig...........................    Director                                 50          1996
Richard L. Monfort.........................    Director                                 45          1996

     DAVID W. ANDERSON was the founder of the Company and has been the Chairman of the Board since its formation. Mr. Anderson served as a director of Rainforest Cafe from September 1995 to May 1997. In October 1990, Mr. Anderson co-founded Grand Casinos, Inc. and through March 1996 served as a director and Executive Vice President of that company.

     MARTIN J. O'DOWD has been a Director of the Company since November 1996, and became the President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Secretary of the Company in August, 1999. In November, 1999, Mr. O'Dowd relinquished his title as Chief Financial Officer. Prior to joining the Company as an executive officer, Mr. O'Dowd served as the President, Chief Executive Officer and a Director of Elephant & Castle Group, Inc. He was Chief Operating Officer for United States operations of that company from April 1997 to March 1998. From May 1995 to April 1997, Mr. O'Dowd served as President and Chief Operating Officer and a Director of Rainforest Cafe, Inc. From July 1987 to May 1995, Mr. O'Dowd was Corporate Director, Food and Beverage Services for Holiday Inn Worldwide.

     THOMAS J. BROSIG has been a Director of the Company since August 1996. Mr. Brosig is President of the Mid-South Region of Park Place Entertainment, Inc. ("Park Place"). From January 1999 through October 1999, Mr. Brosig served as President and a director of Lakes Gaming, Inc. ("Lakes"). Mr. Brosig served as President of Grand Casinos, Inc. (a predecessor of Lakes and now a wholly-owned subsidiary of Park Place) from September 1996 to December 1998 and served as its Chief Executive Officer from March 1998 to December 1998. Prior to that time and from August 1994, he served as its Executive Vice President -- Investor Relations and Special Projects. From its inception until May 1995, Mr. Brosig served as Secretary of Grand Casinos, Inc., and served as its President from May 1993 until August 1994. Mr. Brosig also served as Grand Casinos, Inc.'s Chief Operating Officer from October 1991 until May 1993, and as its Chief Financial Officer from its inception until January 1992. Mr. Brosig is also a Director of G-III Apparel Group Ltd., a manufacturer and distributor of leather apparel, and Wilsons the Leather Experts Inc., a leather goods retailer.

     RICHARD L. MONFORT became a Director of the Company in December 1996. From 1990 to 1995, Mr. Monfort served as the President of the red meats division of Conagra, which division had $8 billion in sales of beef and pork annually. From September 1995 to the present, Mr. Monfort has been engaged in the management of various private business and investment interests, including acting as managing partner of the Hyatt Grand Champion Hotel (Palm Springs, California), owner of the Hilltop Steakhouse (Boston, Massachusetts), and partner in the Montera Cattle Company. Mr. Monfort is also a director of Electronic Fabrication Technology Corporation (Greeley, Colorado), a producer of circuit boards and other components for computer manufacturers and is Vice Chairman of the Colorado Rockies, a professional baseball team.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by (i) each individual serving as Chief Executive Officer of the Company during the fiscal year ended January 2, 2000; and (ii) each individual serving as an executive officer of the Company as of the end of the fiscal year ended January 2, 2000, whose salary and bonus during such fiscal year exceeded $100,000 (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG-TERM
                                                                                                  COMPENSATION
                                                                                                     AWARDS
                                                           ANNUAL COMPENSATION                    ------------
                                            --------------------------------------------------     SECURITIES
                                            FISCAL                              OTHER ANNUAL       UNDERLYING
      NAME AND PRINCIPAL POSITION            YEAR     SALARY($)    BONUS($)    COMPENSATION($)      OPTIONS
      ---------------------------           ------    ---------    --------    ---------------     ----------
David W. Anderson,......................     1999          -0-        -0-             -0-               -0-
  Chairman of the Board                      1998          -0-        -0-          15,814(1)            -0-
                                             1997          -0-        -0-          20,558(1)            -0-
Martin J. O'Dowd........................     1999      121,154        -0-             -0-           500,000
  President, Chief Executive                 1998          -0-        -0-             -0-               -0-
  Officer and Secretary                      1997          -0-        -0-             -0-               -0-
Douglas S. Lanham(2)....................     1999      224,187      2,000             -0-           125,000
  President, Chief Executive                 1998      236,653        -0-             -0-               -0-
  Officer, Chief Operating Officer and
     Secretary                               1997      199,039        -0-             -0-           300,000

-------------------------
(1) Automobile allowance.

(2) Mr. Lanham's employment with the Company was terminated on August 1, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the number of individual grants of stock options made during fiscal year 1999 to the Named Executives.

                                                                INDIVIDUAL GRANTS
                                     -----------------------------------------------------------------------
                                     NUMBER OF   PERCENTAGE OF
                                     SECURITIES  TOTAL OPTIONS
                                     UNDERLYING    GRANTED TO     EXERCISE OR   MARKET PRICE ON
                                       OPTION      EMPLOYEES      BASE PRICE     DATE OF GRANT    EXPIRATION
               NAME                   GRANTED    IN FISCAL YEAR    ($/SHARE)       ($/SHARE)         DATE
               ----                  ----------  --------------   -----------   ---------------   ----------
David W. Anderson..................     -0-            -0-              --              --                --
Martin J. O'Dowd...................  500,000(1)     54.38%           2.375           2.375         8/01/2009
Douglas S. Lanham..................  125,000        13.60%           2.750           2.750        11/01/2001(2)

-------------------------
(1) Options vest and become exercisable as follows: (i) 100,000 vested on August 1, 1999, (ii) 75,000 vested on February 1, 2000, (iii) 50,000 will vest on each of August 1 of 2000, 2001 and 2002, (iv) 25,000 will vest on August 1, 2003, and (v) 150,000 will vest on the earlier of August 1, 2002 and the accumulation by the Company of $12,000,000 in new equity or debt financing during the period commencing July 1, 1999.

(2) The original expiration date of the options was June 18, 2009. Due to the termination of his employment with the Company, which termination occurred August 1, 1999, such options will terminate on November 1, 2001 unless exercised by Mr. Lanham prior to such date.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

     The following table summarizes information with respect to options held by the Named Executives, and the value of the options held by such persons at the end of fiscal 1999.

                                                           NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED IN-THE
                              SHARES                        OPTIONS AT FY-END(#)            MONEY OPTIONS AT FY-END($)
                            ACQUIRED ON      VALUE      ----------------------------      ------------------------------
          NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE    UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
          ----              -----------   -----------   -----------    -------------      -----------     -------------
David W. Anderson........       -0-           -0-             -0-             -0-                 --              --
Martin J. O'Dowd.........       -0-           -0-         136,667         423,333           1,144.01          727.99
Douglas S. Lanham........       -0-           -0-         245,000          80,000(2)        3,744.00        2,496.00

-------------------------
(1) Based upon the difference between the option exercise price and the last sale price of the Common Stock on December 31, 1999, which was $2.0312.

(2) Such options terminated upon termination of such person's employment with the Company effective January 27, 2000.

EMPLOYMENT AGREEMENTS

     Martin J. O'Dowd, President and Chief Executive Officer, has a three-year employment agreement with the Company which expires on August 1, 2002, subject to early termination for a variety of reasons. Mr. O'Dowd received an annualized base salary of $300,000 during fiscal 1999. Pursuant to the agreement, Mr. O'Dowd is guaranteed to receive an annual bonus in the amount of $75,000 payable at the end of each fiscal year and is eligible to receive an additional bonus of up to $50,000, the amount of which, if any, is determinable by the Board of Directors in its discretion. Mr. O'Dowd also receives medical dental and other customary benefits. The agreement provides that Mr. O'Dowd will receive $200,000 if terminated by the Company for a reason other than "cause" or if Mr. O'Dowd resigns for "good reason", each as defined therein. The agreement also provides that Mr. O'Dowd will continue to receive his base salary and bonus if he terminates his employment following a "change of control" of the Company, as defined therein. The employment agreement provides that Mr. O'Dowd will not compete with the Company for two years after the termination of his employment with the Company.

     Paul C. Campbell, formerly Chief Financial Officer whose employment was terminated on February 23, 2000, had a two-year employment agreement with the Company commencing on November 1, 1999, and was subject to early termination for a variety of reasons. Mr. Campbell received an annualized base salary of $165,000 during fiscal 1999. Pursuant to the agreement, Mr. Campbell was eligible to receive a bonus in the amount of up to 30% of his base salary, $20,000 of which was guaranteed for the 1999 fiscal year. Mr. Campbell also received medical, dental and other customary benefits. The agreement provided that Mr. Campbell would receive a severance payment in an amount equal to one year's base salary if terminated by the Company for a reason other than "cause" or if Mr. Campbell resigned for "good reason", each as defined therein. The agreement also provided that Mr. Campbell would continue to receive his base salary and bonus if he terminated his employment following a "change of control" of the Company, as defined therein. The employment agreement provides that Mr. Campbell will not compete with the Company for two years after the termination of his employment with the Company.

     In conjunction with his termination, the expiration date of the 28,333 vested options to purchase common stock of the Company granted to Mr. Campbell under the option agreement dated November 1, 1999, was reduced until August 21, 2000. The remaining unvested portion of the option, to purchase up to 58,667 shares, was terminated.

     Douglas S. Lanham, formerly Chief Executive Officer and Chief Operating Officer whose employment terminated on August 1, 1999, had a four-year employment agreement with the Company which was to expire on January 31, 2001 and was subject to early termination for a variety of reasons. Mr. Lanham received an annualized base salary of $225,000 during the 1999 fiscal year, and was entitled to receive an annual bonus in the amount of up to 40% of his base salary thereafter. The agreement also provided that Mr. Lanham would receive one year's severance if terminated by the Company for a reason other than "cause" or if Mr. Lanham resigns for "good reason," as defined therein, he would continue to receive his base salary for the remainder of the calendar year or for three months, if greater. Mr. Lanham also received medical, dental and other customary benefits. The employment agreement provided that Mr. Lanham would not compete with the Company for two years if he resigns or is terminated for cause.

     On August 1, 1999, Mr. Lanham entered into a Consulting Agreement pursuant to which Mr. Lanham resigned as a director and officer of the Company and agreed to serve as a consultant to the Company for a one year period. Pursuant to the Consulting Agreement, Mr. Lanham was entitled to receive an annualized base salary of $225,000 plus $1,200 for each day of consulting services provided to the Company. The Consulting Agreement also provided that of the then unvested 100,000 option shares under the option agreement dated January 23, 1997, between Mr. Lanham and the Company, 50,000 of such option shares vested as of August 1, 1999, while the remaining 50,000 option shares terminated. In addition, the expiration date of such 50,000 option shares, as well as Mr. Lanham's 275,000 previously vested option shares, was extended until November 1, 2001.

     As of May 1, 2000, the Company commenced an employment arrangement with Kenneth Stanecki, pursuant to which Mr. Stanecki is serving as Chief Financial Officer. Under this employment arrangement, Mr. Stanecki receives an annualized base salary of $175,000 and is entitled to receive a bonus of up to 20% of his base salary based upon performance criteria to be established by the Company, and an additional 10% of his base salary on other terms to be determined by the Company. Mr. Stanecki also receives medical, dental and other customary benefits. The Company granted Mr. Stanecki options to purchase up to 100,000 shares of the Company's common stock at a per share exercise price equal to the closing sale price of the Company's common stock on May 1, 2000.

DIRECTOR COMPENSATION

     Directors receive no monetary fees for serving as directors. On August 12, 1996, Messrs. Brosig, Monfort and O'Dowd each received ten-year options to purchase 25,000 shares of the Company's Common Stock for their service as directors. The exercise prices of such options were $4.33, $6.75 and $4.33, respectively, for each of Messrs. Brosig, Monfort and O'Dowd. On October 14, 1998, the options were repriced to $2.00 per share. In each case the length of the original option term remaining was approximately eight years. On January 9, 1998, Messrs. Brosig, Monfort and O'Dowd each received additional ten-year options to purchase 35,000 shares of the Company's Common Stock for their service as directors. One-third of the options vest on each of the first, second and third anniversaries of the date of grant and had an exercise price of $6.75 per share. On October 14, 1998, the options were repriced to $2.00 per share. No options were granted to directors in fiscal 1999.

     Members of the Board who are also employees of the Company receive no options for their services as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     From the beginning of the 1999 fiscal year until July 1, 1999, the Compensation Committee consisted of Thomas J. Brosig and Martin J. O'Dowd. On July 1, 1999, the Company's Board of Directors elected a new Compensation Committee consisting of Mr. Brosig and Richard L. Monfort. Mr. O'Dowd, the current President, Chief Executive Officer and Secretary of the Company, commenced his employment with the Company as such on August 1, 1999. Neither Mr. Brosig or Mr. Monfort have served as an officer or employee of the Company.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives generally have been made by the Compensation Committee. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Pursuant to rules designed to enhance disclosure of the Company's policies toward executive compensation, set forth below is a report prepared by the Compensation Committee addressing the compensation policies for the Company and its subsidiaries for the fiscal year ended January 2, 2000 as they affected the Company's executive officers.

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual objectives and long-term goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Executive compensation is set at levels that the Compensation Committee believes to be consistent with others in the Company's industry.

     There are three elements in the Company's executive compensation program, all determined by individual and corporate performance.

     - Base salary compensation

     - Annual incentive compensation

     - Stock options

     Total compensation opportunities are competitive with those offered by employers of comparable size, growth and profitability in the Company's industry.

     Base salary compensation is determined by the potential impact the individual has on the Company, the skills and experiences required by the job, and the performance and potential of the incumbent in the job. Annual incentive compensation for executives of the Company is based primarily on corporate operating earnings and revenue growth and the Company's positioning for future results, but also includes an overall assessment by the Compensation Committee of executive management's performance, as well as market conditions. Awards of stock grants under the 1995 Stock Option and Compensation Plan (the "Management Plan") are designed to promote the identity of long-term interests between the Company's executives and its shareholders and assist in the retention of executives. The Management Plan also permits the Committee to grant stock options to key personnel. Options become exercisable based upon criteria established by the Company. During 1999, the Compensation Committee granted options to acquire 500,000 and 85,000 shares of the Company's common stock, respectively, to Messrs. O'Dowd and Campbell.

     The Compensation Committee surveys employee stock option programs of companies with similar capitalization to the Company prior to recommending the grant of options to executives. While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's common stock at any particular point in time, the decision as to whether such value will be realized in any particular year is determined by each individual executive and not by the Compensation Committee. Accordingly, when the Committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year.

     In August, 1999, the Committee established Mr. O'Dowd's annual base salary at $300,000. Mr. O'Dowd was paid a $75,000 bonus for fiscal year ended January 2, 2000. Mr. O'Dowd also received a stock option grant covering 500,000 shares of the Company's common stock, exercisable at $2.375 per share, the fair market value of the Company's common stock on the date of the grant.

     In November, 1999, the Company entered into a two-year employment agreement with Paul C. Campbell. Pursuant to such agreement, the Committee established Mr. Campbell's annual base salary at $165,000. Mr. Campbell was paid a $20,000 bonus for fiscal year ended January 2, 2000. Mr. Campbell also received a stock option grant covering 85,000 shares of the Company's common stock, exercisable at $1.9375 per share, the fair market value of the Company's common stock on the date of the grant.

                                          THOMAS J. BROSIG
                                          RICHARD L. MONFORT

                            STOCK PERFORMANCE GRAPH

     The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative, five-year return to the Company's shareholders (based on appreciation of the market price of the Company's common stock) on an indexed basis with (i) a broad equity market index and (ii) an appropriate published industry or line-of-business index, or peer group index constructed by the Company. The following presentation compares the Company's common stock price in the period from November 5, 1996 to January 2, 2000, to the S&P 500 Stock Index and to a "peer group" index created by the Company over the same period. The "peer group" index consists of the common stock of: Main Street & Main, Inc., Champps Entertainment, Inc., Chicago Pizza & Brewery, Inc., Cooker Restaurant Corp., Fresh Foods Inc. and Roadhouse Grill Inc. These corporations are involved in various aspects of the restaurant industry. The presentation assumes that the value of an investment in each of the Company's common stock, the S&P 500 Index, and the peer group index was $100 on November 5, 1996, and that any dividends paid were reinvested in the same security.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
    AMONG FAMOUS DAVE'S OF AMERICA, INC., THE S&P 500 INDEX AND A PEER GROUP [PERFORMANCE GRAPH]

                                                FAMOUS DAVE'S OF AMERICA           PEER GROUP                    S&P 500
                                                ------------------------           ----------                    -------
11/5/1996                                                100.00                      100.00                      100.00
12/29/1996                                                87.14                      103.19                      106.33
12/28/1997                                               102.14                      151.03                      133.90
1/3/1999                                                  32.14                      143.75                      178.49
1/2/2000                                                  23.21                      109.30                      216.05

------------------------------------------------------------------------------------------------------------------
              TOTAL RETURN ANALYSIS            11/15/1996   12/29/1996   12/28/1997    1/3/1999     1/2/2000
------------------------------------------------------------------------------------------------------------------
    Famous Dave's of America                    $100.00      $ 87.14      $102.14      $ 32.14      $ 23.21
------------------------------------------------------------------------------------------------------------------
    Peer Group                                  $100.00      $103.19      $151.03      $143.75      $109.30
------------------------------------------------------------------------------------------------------------------
    S&P 500                                     $100.00      $106.33      $133.90      $178.49      $216.05
------------------------------------------------------------------------------------------------------------------

Source: Carl Thompson Associates www.ctaonline.com (800) 959-9677. Data from Bloomberg Financial Markets.

Note: Roadhouse Grill and Champps Entertainment, peer group members, started trading on November 26, 1996 and July 15, 1997, respectively.

                              CERTAIN TRANSACTIONS

     The Company has a $3,131,000 revolving line of credit with BNC Financial Corporation, of which $3,050,000 was outstanding at January 2, 2000. Advances are due upon demand and accrue interest at the prime rate plus 4% (12.5% at January 2, 2000), payable monthly. The note is secured by substantially all of the Company's assets and is personally guaranteed (and partially secured) by David W. Anderson, the Chairman of the Company. The agreement expired on April 30, 2000.

     During fiscal year 1999, the Company rented four restaurant sites from S&D Land Holdings, Inc. ("S&D"), a Minnesota corporation which is wholly owned by David W. Anderson. The Company paid S&D rent of $293,000 and $318,000 for the years ended January 2, 2000 and January 3, 1999. The Company owed S&D $318,000 at both January 2, 2000 and January 3, 1999. The Company purchased the restaurant site located in Minnetonka, Minnesota (one of the above-referenced rented restaurant sites) in January, 2000 (see below).

     In January, 2000, the Company purchased a restaurant site located in Minnetonka, Minnesota from S&D for a gross purchase price of $750,000. Prior to the purchase, the Company rented the restaurant site from S&D. The purchase price is payable pursuant to the terms of promissory note providing for 12% interest payable monthly, with the principal balance being payable in three equal installments of $250,000 on the twelve, eighteen and twenty-four month anniversaries of the purchase. As additional consideration for the purchase of the Minnetonka, Minnesota restaurant site, the Company terminated its agreement with Grand Pines Resorts, Inc., a company wholly owned by David W. Anderson ("Grand Pines") pursuant to which the Company had previously charged Grand Pines a royalty of 4% of its food sales pursuant to a license and trademark agreement between the Company and Grand Pines.

     Management believes all of the above-described transactions were conducted on terms no less favorable to the Company than could be obtained from unrelated third parties.

           PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
                   RESERVED FOR ISSUANCE UNDER THE COMPANY'S
                    1995 STOCK OPTION AND COMPENSATION PLAN
                                  (PROPOSAL 2)

     On December 29, 1995, the Board of Directors of the Company unanimously approved the 1995 Stock Option and Compensation Plan (the "Plan"). At the Company's Annual Meeting of Shareholders on July 11, 1997, an amendment to the Plan was approved to increase the number of shares reserved for issuance under the Plan by 400,000 shares, for a total of 900,000 shares. At the Company's Annual Meeting of Shareholders on June 11, 1998, an amendment to the Plan was approved to increase the number of shares reserved for issuance under the Plan by 50,000 shares, for a total of 950,000 shares. At the Company's Annual Meeting of Shareholders on June 1, 1999, an amendment to the Plan was approved to increase the number of shares reserved for issuance under the Plan by 300,000, for a total of 1,250,000. The Board of Directors has approved an amendment to the Plan, subject to the approval by the Company's shareholders, to increase the number of shares reserved for issuance under the Plan by 700,000. A complete text of the Plan is set forth as Exhibit A to this Proxy Statement. The brief summary of the Plan which follows is qualified in its entirety by reference to the complete text.

GENERAL

     The purpose of the Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees of and consultants to the Company.

     The Plan provides that a committee (the "Committee") composed of at least two disinterested members of the board of directors of the Company may grant Incentives in the following forms: (a) stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted to participants who are employees of or consultants to the Company (including officers and directors of the Company who are also employees of or consultants to the Company) selected from time to time by the Committee.

     The number of shares of Common Stock which may be issued under the Plan if this amendment is approved may not exceed 1,950,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately 20.4% of the outstanding shares of Common Stock on April 28, 2000. On April 28, 2000, the closing sale price of the Common Stock as reported by Nasdaq was $2.875 per share.

STOCK OPTIONS

     Under the Plan, the Committee may grant non-qualified and incentive stock options to eligible participants to purchase shares of Common Stock from the Company. The Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related SAR. The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price. The Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

     The option price may be paid in cash, check, bank draft or by delivery of shares of Common Stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of Common Stock valued at their fair market value or as otherwise authorized by the Committee.

     In the event that an optionee ceases to be an employee of or consultant to the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Committee.

STOCK APPRECIATION RIGHTS

     A stock appreciation right or a "SAR" is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Plan, or alone, without reference to any stock option. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

     The Plan confers on the Committee discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of a SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, a SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

     Upon exercise of a SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of Common Stock as to which the SAR is exercised. For this purpose, the "appreciation" in the shares consists of the amount by which the fair market value of the shares of Common Stock on the exercise date exceeds (a) in the case of a SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of Common Stock, cash, or any combination of Common Stock and cash.

RESTRICTED STOCK

     Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of Common Stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

STOCK AWARDS

     Stock awards consist of the transfer by the Company to an eligible participant of shares of Common Stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award will be determined by the Committee.

PERFORMANCE SHARES

     Performance shares consist of the grant by the Company to an eligible participant of a contingent right to receive cash or payment of shares of Common Stock. The performance shares shall be paid in shares of Common Stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

CASH AWARDS

     A cash award consists of a monetary payment made by the Company to an eligible participant as additional compensation for his or her services to the Company. Payment may depend on the achievement of specified performance objectives. The amount of any monetary payment constituting a cash award shall be determined by the Committee.

NON-TRANSFERABILITY OF MOST INCENTIVES

     No stock option, SAR, performance share or restricted stock granted under the Plan is transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

AMENDMENT TO THE PLAN

     The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially change or expand the types of Incentives that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants. Certain Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Plan, or change the requirements for eligibility under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion sets forth certain United States income tax considerations concerning the ownership of Common Stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended, regulations thereunder and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of Common Stock. Moreover, the tax considerations relevant to ownership of Common Stock may vary depending on a holder's particular status.

     Under existing Federal income tax provisions, a participant who receives a stock option, performance shares or a SAR under the Plan or who purchases or receives shares of restricted stock under the Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year such Incentive is granted. A participant who receives a stock award under the Plan consisting of shares of Common Stock will realize ordinary income in the year of the award and in an amount equal to the fair market value of the shares of Common Stock covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income. A participant who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by the Company.

     When a non-qualified stock option granted pursuant to the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participate is required to treat as ordinary income.

     Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then (i) no income will be recognized to the optionee upon the exercise of the option; (ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

     The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income.

     If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

     When a stock appreciation right granted pursuant to the Plan is exercised, the participant will realize ordinary income in the year the right is exercised equal to the value of the appreciation which he or she is entitled to receive pursuant to the formula described above, and the Company will be entitled to a deduction in the same year and in the same amount. A participant who receives restricted stock or performance shares subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of Common Stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. A participant may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of Common Stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. The Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.

                               PROXIES AND VOTING

     Only holders of record of the Company's Common Stock at the close of business on April 28, 2000, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. On the record date, there were 9,070,360 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

     Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. Adoption of each proposal requires the affirmative vote of the holders of a majority of the shares of the Company's common stock present in person or represented by proxy at the Annual Meeting.

     All shares represented by proxies will be voted FOR the election of the nominees for the Board of Directors named in this Proxy Statement unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of

Directors. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

     All shares represented by proxies will be voted FOR approval of the proposed amendment to the 1995 Stock Option and Compensation Plan unless a contrary choice is specified. A shareholder who abstains with respect to this proposal is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote on the proposal shall not be considered present and entitled to vote on the proposal.

     While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

                                 OTHER MATTERS

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held three meetings during 1999 and took action by written action in lieu of a meeting five times. The Company has an audit committee and a Compensation Committee.

     The Company's audit committee was constituted on May 22, 1997 and consists of Messrs. Thomas J. Brosig and Richard L. Monfort. The audit committee recommends to the full Board the engagement of the Company's independent accountants, reviews the audit plan and results of the audit engagement, reviews the independence of the auditors and reviews the adequacy of the Company's system of internal accounting controls. The audit committee did not formally meet during the last fiscal year.

     The Company's Compensation Committee was constituted on April 22, 1997 and until July 1, 1999, consisted of Messrs. Thomas J. Brosig and Martin J. O'Dowd. Effective as of July 1, 1999, the Company's Board of Directors elected a new Compensation Committee consisting of Messrs. Brosig and Richard L. Monfort. The Compensation Committee reviews the Company's remuneration policies and practices, makes recommendations to the full Board in connection with all compensation matters affecting the Company and administers the Company's incentive compensation plans. The Compensation Committee met once during the last fiscal year.

INDEPENDENT CONSULTANTS

     Lund Koehler Cox & Arkema, LLP has acted as the Company's independent public accountants since the Company's inception and will serve as such for the current fiscal year. A representative of Lund Koehler Cox & Arkema, LLP is expected to attend this year's Annual Meeting of Shareholders, will be available to respond to appropriate questions from shareholders, and will have the opportunity to make a statement if such representative so desires.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and NASDAQ. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     David W. Anderson reported certain transactions related to options granted to certain employees of Grand Pines Resorts, Inc. on Form 5; Steve Sekely filed his Form 3 which was due on April 11, 1999 on April 15, 1999. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended

January 2, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners, except as stated above, were complied with.

PROPOSALS OF SHAREHOLDERS

     Any shareholder who desires to submit a proposal for action by the stockholders at the next annual meeting must submit such proposal in writing to David W. Anderson, Chairman, Famous Dave's of America, Inc., 7657 Anagram Drive, Eden Prairie, Minnesota 55344 by February 19, 2001. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

     On May 21, 1998, the SEC adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934. The amendment to 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which the stockholder has not sought to include in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days before the date of mailing of the prior year's proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

     With respect to the Company's 2001 Annual Meeting of Shareholders, if the Company is not provided notice of a stockholder proposal which the stockholder has not previously sought to include in the Company's proxy statement by April 3, 2001, the management proxies will be allowed to use their discretionary authority as outlined above.

SOLICITATION

     The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited personally, by telephone, by telegram or by special letter.

     The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ Martin J. O'Dowd
                                          Martin J. O'Dowd
                                          Secretary

                                                                       EXHIBIT A

                         FAMOUS DAVE'S OF AMERICA, INC.

                    1995 STOCK OPTION AND COMPENSATION PLAN
                       (AS AMENDED THROUGH JUNE 17, 1999)

     a. Purpose. The purpose of this Famous Dave's of Minneapolis, Inc. (the "Company") 1995 Stock Option and Compensation Plan (the "Plan") is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees and certain key consultants. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value, of the Company ("Common Stock"), monetary payments, or both, on terms determined under this Plan.

     b. Administration. The Plan shall be administered by the stock option committee (the "Committee") of the board of directors of the Company. If the Company stock is privately held, the Committee shall consist of one or more directors of the Company as shall be appointed from time to time by the Chairman of the board of directors of the Company. If the Company stock becomes the subject of a public offering, the Committee shall then consist of not less than two directors of the Company who shall be appointed from time to time by the board of directors of the Company, each of which such appointees shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"), and the board of directors of the Company may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. If more than one person is on the Committee, the following shall apply: (a) the Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable; (b) a majority of the Committee's members shall constitute a quorum; (c) all action of the Committee shall be taken by the majority of its members; and (d) any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if they had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

     c. Eligible Participants. Employees of or consultants to the Company or its subsidiaries or affiliates (including officers and directors, but excluding directors who are not also employees of or consultants to the Company or its subsidiaries or affiliates), shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries or affiliates and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

     d. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); (e) performance shares (section 9); and (f) cash awards (section 10).

     e. Shares Subject to the Plan.

          i. Number of Shares. Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 1,250,000 shares of Common Stock.

          ii. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

          iii. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares.

     f. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

          i. Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 11.6.

          ii. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in
     Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

          iii. Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

          iv. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

          v. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422A of the Internal Revenue Code of 1986, as amended):

             (1) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000.

             (2) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

             (3) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the stockholders.

             (4) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

             (5) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

             (6) No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

     g. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in
Section 7.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

          i. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

          ii. Duration. Subject to earlier termination as provided in Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

          iii. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within ninety (90) days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

          iv. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934
     Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

             (1) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under
        Section 11.6); by

             (2) the Fair Market Value of a share of Common Stock on the exercise date.

          In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

     h. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

          i. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

          ii. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

          iii. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

             (1) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

             (2) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

             (3) such other conditions or restrictions as the Committee may deem advisable.

          iv. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

         The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1995 Stock Option and Compensation Plan of Famous Dave's of Minneapolis, Inc. (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

          v. End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

          vi. Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

     l. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

          i. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

          ii. Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

          iii. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

          iv. Expiration of Performance Share. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

     j. Cash Awards. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his or her services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

     k. General.

          i. Effective Date. The Plan will become effective upon its adoption by unanimous written action by all holders of shares of Common Stock. Unless approved within one year after the date of the Plan's adoption by the board of directors, the Plan shall not be effective for any purpose.

          ii. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

          iii. Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof except, in the event of the holder's death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. During a participant's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

          iv. Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

          v. Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          vi. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

          vii. Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

          viii. Withholding.

             (1) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

             (2) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

             (3) If a participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, then an Election must comply with all of the requirements of the 1934 Act.

          ix. No Continued Employment. Engagement or Right to Corporate
     Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of, or to continue his or her consulting engagement for, the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons' beneficiaries, or any other person, any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

          x. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

          xi. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially increase the benefits that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

          xii. Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary, (a) the restrictions on all shares of restricted stock award shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance shares shall be deemed to be met and payment made immediately, if subsequent to the date that the Plan is approved by the Board of Directors of the Company, any of the following events occur unless otherwise determined by the board of directors and a majority of the Continuing Directors (as defined below).

             (1) any person or group of persons becomes the beneficial owner of thirty percent (30%) or more of any equity security of the Company entitled to vote for the election of directors;

             (2) a majority of the members of the board of directors of the Company is replaced within the period of less than two (2) years by directors not nominated and approved by the board of directors; or

             (3) the stockholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

     For purposes of this Section 11.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than thirty percent (30%) of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of this Plan shall not become applicable again should the person cease to own thirty percent (30%) or more of any equity security of the Company.

     For purposes of this Section 11.12, "Continuing Directors" are directors
(a) who were in office prior to the time any of provisions (1), (2) or (3) occurred or any person publicly announced an intention to acquire twenty percent (20%) or more of any equity security of the Company, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

          xiii. Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined by reference to the last sale price of a share of Common Stock on the principal United States Securities Exchange registered under the 1934 Act on which the Common Stock is listed (the "Exchange"), or, on the National Association of Securities Dealers, Inc. Automatic Quotation System (including the National Market System) ("NASDAQ") on the applicable date. If the Exchange or NASDAQ is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on the Exchange or NASDAQ. If the Common Stock is not listed on an Exchange or on NASDAQ, "Fair Market Value" shall be determined by the Board of Directors of the Company, which such valuation determination shall be conclusive.

                         FAMOUS DAVE'S OF AMERICA, INC.

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- JUNE 15, 2000

         The undersigned, a shareholder of Famous Dave's of America, Inc., hereby appoints David W. Anderson and Martin J. O'Dowd, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Shareholders of Famous Dave's of America, Inc. to be held at the Calhoun Blues Club, 3001 Hennepin Avenue, Calhoun Square, Minneapolis, Minnesota, on Thursday, June 15, 2000, at 10:00 a.m., and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon:

(1)      ELECTION OF DIRECTORS

         [ ]  FOR all nominees                          [ ]  WITHHOLD

AUTHORITY to vote for (except as marked to the contrary below) all nominees listed below:

                   David W. Anderson       Thomas J. Brosig
                   Richard L. Monfort      Martin J. O'Dowd

         INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:


         -----------------------------------------------------------------------

(2) TO APPROVE AN AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION AND COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 1,250,000 SHARES TO 1,950,000 SHARES.

         [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

(3) UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES
                 AND FOR THE AMENDMENT TO THE 1995 STOCK OPTION
                             AND COMPENSATION PLAN.

        (Continued, and TO BE COMPLETED AND SIGNED, on the reverse side)

                           (Continued from other side)

         The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director and FOR the proposal to increase the number of shares reserved for issuance under the Company's 1995 Stock Option and Compensation Plan.

                                    Dated                              , 2000
                                         ------------------------------

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                           (Shareholder must sign exactly as the name appears at left. When signed as a corporate officer, executor, administrator, trustee, guardian, etc., please give full title as such. Both joint tenants must sign.)